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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 33-87432, 33-99724, 333-30179, 333-76973,
333-92719, 333-110518, 333-102671, 333-85484, 333-114585) and on Form S-8 (Nos.
33-50244, 33-93178, 333-11913, 333-57319, 333-51116, 333-96701) of Matritech,
Inc of our report dated March 14, 2005 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 14, 2005

                                      F-24